EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 12, 1999 included in Hudson United Bancorp's Annual Report on Form 10-K and to all references to our Firm included in this Registration Statement.




                                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
May 4, 1999